[2015 performance-based vesting]

LONG-TERM INCENTIVE PLAN UNIT
PERFORMANCE-BASED VESTING AGREEMENT

Under the American Residential Properties, Inc.
2012 Equity Incentive Plan

Name of Grantee:                     (the “Grantee”)
Number of LTIP Units:
Grant Date:
Final Acceptance Date:

Pursuant to the American Residential Properties, Inc. 2012 Equity Incentive Plan (the “Plan”), as amended through the date hereof, and the Agreement of Limited Partnership, dated as of May 11, 2012, as amended through the date hereof (the “Partnership Agreement”), of American Residential Properties OP, L.P., a Delaware limited partnership (“ARP OP”), American Residential Properties, Inc., a Maryland corporation (the “Company”) and the sole member of American Residential GP, LLC, a Delaware limited liability company, the general partner of ARP OP (the “General Partner”), and for the provision of services to or for the benefit of ARP OP in a partner capacity or in anticipation of being a partner, hereby grants to the Grantee an Other Equity-Based Award (as defined in the Plan) (an “Award”) in the form of, and by causing ARP OP to issue to the Grantee, the number of LTIP Units specified above (the “LTIP Units”) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Partnership Agreement. Upon acceptance of this Long-Term Incentive Plan Unit Performance-Based Vesting Agreement (this “Agreement”), the Grantee shall receive, effective as of the Grant Date, the number of LTIP Units specified above, subject to the restrictions and conditions set forth herein and in the Partnership Agreement. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Partnership Agreement or the Plan, as applicable, unless a different meaning is specified herein. Reference is made to that certain [Amended and Restated][Employment][Executive Severance and Change in Control] Agreement entered into by and between the Company and the Grantee effective as of __________ __, 20__, as amended through the date hereof (the “[Employment][Severance] Agreement”).

1.    Acceptance of Agreement. The Grantee shall have no rights with respect to this Agreement unless he or she shall have accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) signing and delivering to ARP OP a copy of this Agreement and (ii) unless the Grantee is already a Limited Partner, signing, as a Limited Partner, and delivering to ARP OP a counterpart signature page to the Partnership Agreement, attached hereto as Annex A. Upon acceptance of this Agreement by the Grantee, the Partnership Agreement shall be amended to reflect the issuance to the Grantee of the LTIP Units so accepted, effective as of the Grant Date. Thereupon, the Grantee shall have all the rights of a Limited Partner with respect to the number of LTIP Units specified above, as set forth in the Partnership Agreement, subject, however, to the restrictions and conditions specified in Section 2 below.

2.    Restrictions and Conditions.

(a)    The records of ARP OP evidencing the LTIP Units shall bear an appropriate legend, as determined by ARP OP in its sole discretion, to the effect that such LTIP Units are subject to restrictions as set forth herein and in the Partnership Agreement.

(b)    The LTIP Units may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of by the Grantee prior to the time that they Vest (as defined below).

(c)    Any of the LTIP Units (and the proportionate amount of the Grantee’s Capital Account balance attributable to such LTIP Units) that have not Vested on or before the date that the Grantee’s employment with the Company and its Affiliates terminates shall be forfeited as of the date that such employment terminates.

3.    Vesting of LTIP Units. As soon as practicable after the end of each Measurement Period, but in all events within 30 days following each Measurement Period, the Committee shall determine and certify the extent to which the performance objectives described herein have been achieved. If the Committee determines and certifies the same as described in the preceding sentence, the restrictions and conditions in Sections 2(b) and 2(c) shall lapse with respect to the LTIP Units (i.e., an amount of the LTIP Units shall “Vest” or become “Vested,” as the case may be) as follows, provided that the Grantee remains employed by the Company or an Affiliate from the Grant Date until the end of the applicable Measurement Period, and any of the LTIP Units that do not become Vested shall be forfeited effective as of January 1, 2018:

(a) MSCI Index Total Return. Up to 50% of the LTIP Units shall Vest as of the end of the applicable Measurement Period as provided in the following paragraphs (i), (ii), (iii) and (iv).

(i)    for the one-year Measurement Period ending on December 31, 2015, 16.67% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(ii)    for the one-year Measurement Period ending on December 31, 2016, 16.67% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(iii)    for the one-year Measurement Period ending on December 31, 2017, 16.66% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(iv)    for the three-year Measurement Period ending on December 31, 2017, 50.00% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(b) SFR Peer TSR. Up to 50% of the LTIP Units shall Vest as of the end of the applicable Measurement Period as provided in the following paragraphs (i), (ii), (iii) and (iv).

(i)     for the one-year Measurement Period ending on December 31, 2015, 16.67% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

(ii)    for the one-year Measurement Period ending on December 31, 2016, 16.67% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

(iii)    for the one-year Measurement Period ending on December 31, 2016, 16.66% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

(iv)    for the three-year Measurement Period ending on December 31, 2017, 50.00% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

4.    Definitions. For purposes of this Agreement, the following terms shall have the definitions set forth below.
“Cause” shall have the same meaning as set forth in the [Employment][Severance] Agreement.
“Change in Control Measurement Period” means the period beginning on January 1, 2015 and ending on a Control Change Date (as defined in the Plan as in effect as of such date).
“Common Stock” means the common stock, $0.01 par value per share, of the Company.
“Company to MSCI Ratio” means, for any given Measurement Period, the ratio of the Company TSR for such period divided by the MSCI Index Total Return for such period.
“Company to Peers Ratio” means, for any given Measurement Period, the ratio of the Company TSR for such period divided by the SFR Peer TSR for such period.
“Company TSR” means the total shareholder return (appreciation/depreciation of the price per share of Common Stock plus dividends paid on a share of Common Stock) during the applicable Measurement Period or Change in Control Measurement Period, as the case may be, expressed as a percentage. The calculation of Company TSR shall measure the percentage difference between (x) either (A) the average closing prices of a share of Common Stock as reported on the national securities exchange on which it is then trading for each of the five trading days ending on the last day of the applicable Measurement Period or (B) in the event of a Change in Control, the value per share of the Company’s common stock upon the effective time of the Change in Control and (y) the average closing prices of a share of Common Stock as reported on the national securities exchange on which the Common Stock is then trading for each of the five trading days immediately preceding the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and each of the five trading days immediately following the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be (which amount shall be adjusted appropriately to reflect any stock splits and any stock combinations of Common Stock occurring during the applicable Measurement Period or Change in Control Measurement Period, as the case may be). The calculation of Company TSR shall assume that dividends paid on a share of Common Stock are reinvested in additional shares of Common Stock (“Reinvested Shares”) based on the Fair Market Value on the date the dividend is paid. Dividends paid on the number of shares of Common Stock equal to the number of Reinvested Shares also shall be taken into account in the calculation of Company TSR.
“Good Reason” shall have the same meaning as set forth in the [Employment][Severance] Agreement.
“Measurement Period” means (i) the year ending on December 31, 2015, for purposes of Sections 3(a)(i) and 3(b)(i); (ii) the year ending on December 31, 2016, for purposes of Sections 3(a)(ii) and 3(b)(ii); (iii) the year ending on December 31, 2017 for purposes of Sections 3(a)(iii) and 3(b)(iii); and (iv) the three years ending on December 31, 2017, for purposes of Sections 3(a)(iv) and 3(b)(iv).
“MSCI Index Total Return” means the total return of the MSCI US REIT Index for the applicable Measurement Period or Change in Control Measurement Period, as the case may be, expressed as a percentage.
“MSCI Performance Factor” means, for any given Measurement Period or Change in Control Measurement Period:

(i)	if the Company TSR is positive and the MSCI Index Total Return is positive, then:

(A)	if the Company to MSCI Ratio is less than 0.80, then the MSCI Performance Factor shall be 0%; and

(B)
if the Company to MSCI Ratio is greater than or equal to 0.80, then the MSCI Performance Factor shall equal the result of the following mathematical equation, expressed as a percentage, subject to a minimum of 50% and a maximum of 100%: 2.5 * Company to MSCI Ratio – 1.5.

(ii)	if the Company TSR is positive and the MSCI Index Total Return is negative, then the MSCI Performance Factor shall be 100%.

(iii)	if the Company TSR is negative and the MSCI Index Total Return is positive, then the MSCI Performance Factor shall be 0%.

(iv)	if the Company TSR is negative and the MSCI Index Total Return is negative, then:

(A)	if the Company to MSCI Ratio is less than 1.00, then the MSCI Performance Factor shall be 50%; and

(B)	if the Company to MSCI Ratio is greater than or equal to 1.00, then the MSCI Performance Factor shall be 0%.
“Peer Performance Factor” means, for any given Measurement Period:

(i)	if the Company TSR is positive and the SFR Peer TSR is positive, then:

(A)	if the Company to Peers Ratio is less than 0.90, then the MSCI Performance Factor shall be 0%; and

(B)
if the Company to Peers Ratio is greater than or equal to 0.90, then the Peer Performance Factor shall equal the result of the following mathematical equation, expressed as a percentage, subject to a minimum of 50% and a maximum of 100%: 5.0 * Company MSCI Ratio – 4.0.

(ii)	if the Company TSR is positive and the SFR Peer TSR is negative, then the Peer Performance Factor shall be 100%.

(iii)	if the Company TSR is negative and the SFR Peer TSR is positive, then the Peer Performance Factor shall be 0%.

(iv)	if the Company TSR is negative and the SFR Peer TSR is negative, then:

(A)	if the Company to Peers Ratio is less than 1.00, then the Peer Performance Factor shall be 50%; and

(B)	if the Company to Peers Ratio is greater than or equal to 1.00, then the Peer Performance Factor shall be 0%.
“SFR Peers” means American Homes 4 Rent, Starwood Waypoint Residential Trust and Silver Bay Realty Trust Corp. (which are three other public REITs whose primary business is to acquire, own and operate single-family residential properties). If the common stock (or common shares) of any of these companies ceases to be publicly traded during the Measurement Period or Change in Control Measurement Period, as the case may be, the Committee shall be permitted to make such adjustments, if any, as it deems necessary, in its sole discretion, to permit a calculation of SFR Peer TSR.
“SFR Peer TSR” means the average total stockholder (or shareholder) return (appreciation/depreciation of the price per share of common stock (or per common share) plus dividends paid on a share of common stock (or a common share) of the SFR Peers) during the applicable Measurement Period or Change in Control Measurement Period, as the case may be, expressed as a percentage. The calculation of SFR Peer TSR shall measure the percentage difference between (x) the average closing prices of the SFR Peers’ shares of common stock (or common shares) as reported on the national securities exchange on which they are then trading for each of the five trading days ending on the last day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and each of the five trading days beginning immediately after the last day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and (y) the average of the closing prices per share of the SFR Peers’ common stock (or common shares) as reported on the national securities exchange on which such common stock (or common shares) is then trading for each of the five trading days immediately preceding the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and each of the five trading days immediately following the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be (which amount shall be adjusted appropriately to reflect any stock (or share) splits and any stock (or share) combinations of such common stock (or common shares) occurring during the applicable Measurement Period or Change in Control Measurement Period, as the case may be). The calculation of SFR Peer TSR shall assume that dividends paid on share of the SFR Peers’ common stock (or common shares) are reinvested in additional shares of common stock (or additional common shares) (“SFR Reinvested Shares”) based on the Fair Market Value on the date the dividends are paid. Dividends paid on the number of shares of the SFR Peers’ common stock (or common shares) equal to the number of SFR Reinvested Shares also shall be taken into account in the calculation of SFR Peer TSR.
5.    Acceleration of Vesting in Special Circumstances. Any of the LTIP Units that have not already become vested in accordance with Section 3 above shall automatically become fully Vested on the date or time, as the case may be, and in the amount specified below if the Grantee remains in the continuous employ of the Company or an Affiliate from the Grant Date until such date or time:

(a)    on the date that the Grantee’s employment with the Company and its Affiliates ends on account of (i) termination by the Company without Cause, [or] (ii) resignation for Good Reason in accordance with the [Employment][Severance] Agreement, or [(iii) resignation within 90 days after notice of non-renewal is given by the Company as provided in the Employment Agreement, 100% of such LTIP Units shall become fully Vested as of the such date]; provided, that in each case the Grantee has satisfied the requirements of Section [5(b)][6(b)] of the [Employment][Severance] Agreement;

(b)     on the date that the Grantee’s employment ends on account of the Grantee’s death or disability as provided in the [Employment][Severance] Agreement, 100% of such LTIP Units shall become fully Vested as of the such date;

(c)    immediately before the effective time of any Change in Control (as such term is defined in the Plan as of such effective time), up to 50% of any of the LTIP Units that are then outstanding and have not already vested shall become fully Vested as of such time, so long as the Company TSR for the Change in Control Measurement Period, after giving effect to the value of the consideration payable to Company stockholders in such Change in Control, exceeds the MSCI Index Total Return for such Change in Control Measurement Period; and

(d)    immediately before the effective time of any Change in Control (as such term is defined in the Plan as of such effective time), up to 50% of any of the LTIP Units that are then outstanding and have not already vested shall become fully Vested as of such time, so long as the Company TSR for the Change in Control Measurement Period, after giving effect to the value of the consideration payable to Company stockholders in such Change in Control, is greater than the SFR Peer TSR for such Change in Control Measurement Period.

6.    Forfeiture of Unvested LTIP Units upon Change in Control. Any of the LTIP Units that are outstanding and do not become Vested as of the effective time of any Change in Control (as such term is defined in the Plan as of such effective time) pursuant to Section 5(c) or Section 5(d) hereof shall be immediately forfeited and will therefore not be eligible to Vest in the future under any circumstances.

7.    Merger-Related Action. In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding common stock are exchanged for securities, cash, or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a “Transaction”), to the extent that the LTIP Units have not been converted into Common Units as of or immediately prior to the consummation of the Transaction in accordance with the limitations and qualifications described in Sections 7(a), (b) and (c), the Board, or the board of trustees or directors of any corporation assuming the obligations of the Company (the “Acquiror”), may, in its discretion, take any one or more of the following actions, as to the LTIP Units then outstanding: (i) provide that such LTIP Units shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), and/or (ii) upon prior written notice to the holder of the LTIP Units of not less than 30 days, provide that such LTIP Units shall terminate immediately prior to the consummation of the Transaction. The right to take such actions (each, a “Merger-Related Action”) shall be subject to the following limitations and qualifications:

(a)    if all of the LTIP Units are eligible, as of the time of the Merger-Related Action, for conversion into Common Units (as defined in and in accordance with the Partnership Agreement), the holder of such LTIP Units shall be afforded the opportunity to effect such conversion and, to the extent the Common Units resulting from such conversion are not then redeemed pursuant to the Partnership Agreement, receive, in consideration for the Common Units into which such LTIP Units shall have been converted, the same kind and amount of consideration as other holders of Common Units in connection with the Transaction, then Merger-Related Action of the kind specified in clauses (i) or (ii) of the first paragraph of this Section 7 shall be permitted and available to the Company and the Acquiror;

(b)    if some or all of the LTIP Units are not, as of the time of the Merger-Related Action, so eligible for conversion into Common Units (in accordance with the Partnership Agreement), and the acquiring or succeeding entity is itself, or has a subsidiary which is organized as a partnership or limited liability company (consisting of a so-called “UPREIT” or other structure substantially similar in purpose or effect to that of the Company and ARP OP), then, if the holder of such LTIP Units requests in writing, Merger-Related Action of the kind specified in clause (i) of the first paragraph of this Section 7 above must be taken by the Acquiror with respect to all of the LTIP Units which are not so convertible at the time, whereby all such LTIP Units shall be assumed by the acquiring or succeeding entity, or equivalent awards shall be substituted by the acquiring or succeeding entity, and the acquiring or succeeding entity shall preserve with respect to the assumed LTIP Units or any securities to be substituted for such LTIP Units, as far as reasonably possible under the circumstances, the distribution, special allocation, conversion and other rights set forth in the Partnership Agreement for the benefit of LTIP Unitholders (as defined in the Partnership Agreement); and

(c)    if (i) some or all of the LTIP Units are not, as of the time of the Merger-Related Action, so eligible for conversion into Common Units (in accordance with the Partnership Agreement) and (ii)(A) the holder of such LTIP Units does not request in writing the action described in Section 7(b), or (B) the holder of such LTIP Units does request in writing the action described in Section 7(b), but after exercise of reasonable commercial efforts the Company or the Acquiror is unable to treat the LTIP Units in accordance with Section 7(b), then Merger-Related Action of the kind specified in clause (ii) of the first paragraph of this Section 7 must be taken by the Company or the Acquiror, in which case such action shall be subject to a provision that the settlement of the terminated award of the LTIP Units which are not convertible into Common Units requires a payment of the same kind and amount of consideration payable in connection with the Transaction to a holder of the number of Common Units into which the LTIP Units to be terminated could be converted or, if greater, the consideration payable to holders of the number of shares of common stock into which such Common Units could be exchanged (including the right to make elections as to the type of consideration) if the Transaction were of a nature that permitted a revaluation of the holder’s capital account balance under the terms of the Partnership Agreement, as determined by the Committee in good faith in accordance with the Plan.

8.    Distributions and Unitholder Rights. In consideration of the grant of this award, the Grantee agrees that: (i) the LTIP Units cannot be voted by the Grantee before the date that they become Vested; (ii) 45% of distributions made on the LTIP Units will be paid to the Grantee as and when ARP OP makes such distributions, and 55% of such distributions will not be paid to the Grantee before the date that the LTIP Units become Vested; (iii) to the extent any of the LTIP Units become Vested, within 30 days after they become Vested, the Company will pay the Grantee a cash amount equal to 55% of the cumulative amount of distributions that would have been paid on the number of the LTIP Units that have become Vested had the Grantee held such LTIP Units during the Measurement Period or Change in Control Measurement Period, as the case may be; and (iv) other than the distributions described in clauses (ii) and (iii) of this sentence, no cash amount will be paid with respect to any of the LTIP Units that do not become Vested. The Grantee hereby appoints the Company’s [Secretary][Chief Executive Officer] as the Grantee’s attorney-in-fact, with full power of substitution, with the power to transfer to the Partnership and cancel any of the LTIP Units that are forfeited.

9.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to all of the terms and conditions of the Plan and the Partnership Agreement.

10.    Covenants. The Grantee hereby covenants as follows:

(a)    So long as the Grantee holds any of the LTIP Units, the Grantee shall disclose to ARP OP in writing such information as may be reasonably requested with respect to ownership of the LTIP Units as ARP OP may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to ARP OP or to comply with requirements of any other appropriate taxing authority.

(b)    The Grantee hereby agrees to make an election under Section 83(b) of the Code with respect to the LTIP Units, and the Company hereby consents thereto. The Grantee has delivered with this Agreement a completed, executed copy of the election form attached hereto as Annex B. The Grantee agrees to file the election (or to permit ARP OP to file such election on the Grantee’s behalf) within 30 days after the Grant Date with the IRS Service Center at which the Grantee files the Grantee’s personal income tax returns, and to file a copy of such election with the Grantee’s U.S. federal income tax return for the taxable year in which the LTIP Units are awarded to the Grantee.

(c)    The Grantee hereby agrees that the Grantee does not have the intention to dispose of the LTIP Units within two years of receipt of such LTIP Units. ARP OP and the Grantee hereby agree to treat the Grantee as the owner of the LTIP Units from the Grant Date. The Grantee hereby agrees to take into account the distributive share of ARP OP income, gain, loss, deduction, and credit associated with the LTIP Units in computing the Grantee’s income tax liability for the entire period during which the Grantee has the LTIP Units.

(d)    The Grantee hereby recognizes that the IRS has proposed regulations under Sections 83 and 704 of the Code that may affect the proper treatment of the LTIP Units for federal tax purposes. In the event that those proposed regulations are finalized, the Grantee hereby agrees to cooperate with ARP OP in amending this Agreement and the Partnership Agreement, and to take such other action as may be required, to conform to such regulations.

(e)    The Grantee hereby recognizes that the U.S. Congress is considering legislation that would change the federal tax consequences of owning and disposing of LTIP Units.

11.    Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution, without the prior written consent of the Company.

12.    Amendment. The Grantee acknowledges that the Plan may be amended or canceled or terminated in accordance with Article XVI thereof and that this Agreement may be amended or cancelled by the Committee, on behalf of ARP OP, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall adversely affect the Grantee’s rights under this Agreement without the Grantee’s written consent. The provisions of Section 7 of this Agreement applicable to the termination of the LTIP Units in connection with a Transaction shall apply, mutatis mutandi, to amendments, discontinuance or cancellation pursuant to this Section 12 or the Plan.

13.    No Obligation to Continue Employment. Neither the Company nor any affiliate of the Company is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any affiliate of the Company to terminate the employment of the Grantee at any time.

14.    Notices. Notices hereunder shall be mailed or delivered to ARP OP at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with ARP OP or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

15.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles. The parties agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of Delaware and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within the City of Phoenix, Arizona. The parties hereto further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts located within the City of Phoenix, Arizona.

[Signatures appear on following page.]

AMERICAN RESIDENTIAL PROPERTIES, INC.
a Maryland corporation

Name:
Title:
Date:    __________ __, 20__

AMERICAN RESIDENTIAL PROPERTIES OP, L.P.
a Delaware limited partnership

By:    AMERICAN RESIDENTIAL GP, LLC
its general partner

By:    AMERICAN RESIDENTIAL PROPERTIES, INC.
its sole member

Name:
Title:
Date:    __________ __, 20__

The foregoing agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.

Date: __________ __, 20__
Grantee’s Signature

Grantee’s name and address:
Name:
Address:

[Signature page to LTIP Unit Performance-Based Award Vesting Agreement – 2015 –– executives]

ANNEX A

FORM OF LIMITED PARTNER SIGNATURE PAGE

The Grantee desiring to become one of the within named Partners of American Residential Properties OP, L.P. (“ARP OP”), hereby becomes a party to the Agreement of Limited Partnership (the “Partnership Agreement”) of ARP OP, by and among American Residential GP, LLC, as general partner (the “General Partner”), and the Limited Partners, effective as of __________ __, 20__. The Grantee agrees to be bound by the Partnership Agreement. The Grantee also agrees that this signature page may be attached to, and hereby authorizes the General Partner to attach this signature page to, any counterpart of the Partnership Agreement.

Date: __________ __, 20__            __________________________________________
Signature of Limited Partner

Limited Partner’s name and address:
Name:
Address:

ANNEX B

ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
TRANSFER OF PROPERTY PURSUANT TO SECTION 83(b)
OF THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.    The name, address and taxpayer identification number of the undersigned are:
Name: ____________ (the “Taxpayer”)

Address:

Social security number: ____________________________

2.     Description of property with respect to which the election is being made:

The election is being made with respect to LTIP Units (the “LTIP Units”) in American Residential Properties OP, L.P. (“ARP OP”).

3.	The date on which the LTIP Units were transferred is _____________ __, 2015. The taxable year to which this election relates is calendar year 2015.

4.    Nature of restrictions to which the LTIP Units are subject:

(a)	The LTIP Units are subject to a substantial risk of forfeiture and are nontransferable on the date of transfer.

(b)	The Taxpayer’s LTIP Units vest and become transferable based on the Taxpayer’s continued employment and the achievement of performance goals.

5.
The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the LTIP Units with respect to which this election is being made was $0 per LTIP Unit.

6.	The amount paid by the Taxpayer for the LTIP Units was $0 per LTIP Unit.

7.	A copy of this statement has been furnished to ARP OP and to its general partner, American Residential GP, LLC.

Dated:    __________ __, 2015            _________________________________________
Signature of the Taxpayer

Taxpayer’s name and address:
Name:
Address:

The undersigned hereby consents to the making, by the undersigned’s spouse, of the foregoing election pursuant to Section 83(b) of the Internal Revenue Code.

Dated:    __________ __, 2015            _________________________________________
Signature of the Taxpayer’s Spouse

Spouse’s name and address:
Name:
Address:

__________________________________________

__________________________________________

Schedule to Section 83(b) Election - Vesting Provisions of LTIP Units

The LTIP Units are subject to performance-based vesting as detailed on Exhibit A attached hereto, subject to acceleration in the event of certain extraordinary transactions or termination of the Taxpayer’s employment in certain circumstances. Unvested LTIP Units are subject to forfeiture in the event of the termination of the Taxpayer’s employment with American Residential Properties, Inc. or its affiliates in certain circumstances.

EXHIBIT A
(to Section 83(b) Election)

Performance-Based Vesting Terms

(a)    MSCI Index Total Return. Subject to acceleration in the event of certain extraordinary transactions or termination of the Taxpayer’s employment for cause in certain circumstances, up to 50% of the LTIP Units shall vest as of the end of the applicable Measurement Period as provided in the following paragraphs (i), (ii), (iii) and (iv).

(i)    for the one-year Measurement Period ending on December 31, 2015, 16.67% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(ii)    for the one-year Measurement Period ending on December 31, 2016, 16.67% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(iii)    for the one-year Measurement Period ending on December 31, 2017, 16.66% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(iv)    for the three-year Measurement Period ending on December 31, 2017, 50.00% (multiplied by the MSCI Performance Factor) of the LTIP Units shall Vest based on the Company to MSCI Ratio.

(b)    SFR Peer TSR. Subject to acceleration in the event of certain extraordinary transactions or termination of the Taxpayer’s employment for cause in certain circumstances, up to 50% of the LTIP Units shall Vest as of the end of the applicable Measurement Period as provided in the following paragraphs (i), (ii), (iii) and (iv).

(i)     for the one-year Measurement Period ending on December 31, 2015, 16.67% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

(ii)    for the one-year Measurement Period ending on December 31, 2016, 16.67% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

(iii)    for the one-year Measurement Period ending on December 31, 2016, 16.66% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

(iv)    for the three-year Measurement Period ending on December 31, 2017, 50.00% (multiplied by the Peer Performance Factor) of the LTIP Units shall Vest based on the Company to Peers Ratio.

(c)    Forfeiture. Any of the LTIP Units that are not determined by the Compensation Committee of the Board of Directors of American Residential Properties, Inc. to have become vested pursuant to the performance criteria shall be forfeited effective as of January 1, 2018.

(d)    Definitions. For purposes of the vesting criteria described above, the following terms shall have the definitions set forth below.

“Cause” shall have the same meaning as set forth in the [Employment][Severance] Agreement.
“Change in Control Measurement Period” means the period beginning on January 1, 2015 and ending on a Control Change Date (as defined in the Plan as in effect as of such date).
“Common Stock” means the common stock, $0.01 par value per share, of the Company.
“Company to MSCI Ratio” means, for any given Measurement Period, the ratio of the Company TSR for such period divided by the MSCI Index Total Return for such period.
“Company to Peers Ratio” means, for any given Measurement Period, the ratio of the Company TSR for such period divided by the SFR Peer TSR for such period.
“Company TSR” means the total shareholder return (appreciation/depreciation of the price per share of Common Stock plus dividends paid on a share of Common Stock) during the applicable Measurement Period or Change in Control Measurement Period, as the case may be, expressed as a percentage. The calculation of Company TSR shall measure the percentage difference between (x) either (A) the average closing prices of a share of Common Stock as reported on the national securities exchange on which it is then trading for each of the five trading days ending on the last day of the applicable Measurement Period or (B) in the event of a Change in Control, the value per share of the Company’s common stock upon the effective time of the Change in Control and (y) the average closing prices of a share of Common Stock as reported on the national securities exchange on which the Common Stock is then trading for each of the five trading days immediately preceding the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and each of the five trading days immediately following the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be (which amount shall be adjusted appropriately to reflect any stock splits and any stock combinations of Common Stock occurring during the applicable Measurement Period or Change in Control Measurement Period, as the case may be). The calculation of Company TSR shall assume that dividends paid on a share of Common Stock are reinvested in additional shares of Common Stock (“Reinvested Shares”) based on the Fair Market Value on the date the dividend is paid. Dividends paid on the number of shares of Common Stock equal to the number of Reinvested Shares also shall be taken into account in the calculation of Company TSR.
“Measurement Period” means (i) the year ending on December 31, 2015, for purposes of Sections 3(a)(i) and 3(b)(i); (ii) the year ending on December 31, 2016, for purposes of Sections 3(a)(ii) and 3(b)(ii); (iii) the year ending on December 31, 2017 for purposes of Sections 3(a)(iii) and 3(b)(iii); and (iv) the three years ending on December 31,. 2017, for purposes of Sections 3(a)(iv) and 3(b)(iv).
“MSCI Index Total Return” means the total return of the MSCI US REIT Index for the applicable Measurement Period or Change in Control Measurement Period, as the case may be, expressed as a percentage.
“MSCI Performance Factor” means, for any given Measurement Period or Change in Control Measurement Period:

(i)	if the Company TSR is positive and the MSCI Index Total Return is positive, then:

(A)	if the Company to MSCI Ratio is less than 0.80, then the MSCI Performance Factor shall be 0%; and

(B)
if the Company to MSCI Ratio is greater than or equal to 0.80, then the MSCI Performance Factor shall equal the result of the following mathematical equation, expressed as a percentage, subject to a minimum of 50% and a maximum of 100%: 2.5 * Company to MSCI Ratio – 1.5.

(ii)	if the Company TSR is positive and the MSCI Index Total Return is negative, then the MSCI Performance Factor shall be 100%.

(iii)	if the Company TSR is negative and the MSCI Index Total Return is positive, then the MSCI Performance Factor shall be 0%.

(iv)	if the Company TSR is negative and the MSCI Index Total Return is negative, then:

(A)	if the Company to MSCI Ratio is less than 1.00, then the MSCI Performance Factor shall be 50%; and

(B)	if the Company to MSCI Ratio is greater than or equal to 1.00, then the MSCI Performance Factor shall be 0%.
“Peer Performance Factor” means, for any given Measurement Period:

(i)	if the Company TSR is positive and the SFR Peer TSR is positive, then:

(A)	if the Company to Peers Ratio is less than 0.90, then the MSCI Performance Factor shall be 0%; and

(B)
if the Company to Peers Ratio is greater than or equal to 0.90, then the Peer Performance Factor shall equal the result of the following mathematical equation, expressed as a percentage, subject to a minimum of 50% and a maximum of 100%: 5.0 * Company MSCI Ratio – 4.0.

(ii)	if the Company TSR is positive and the SFR Peer TSR is negative, then the Peer Performance Factor shall be 100%.

(iii)	if the Company TSR is negative and the SFR Peer TSR is positive, then the Peer Performance Factor shall be 0%.

(iv)	if the Company TSR is negative and the SFR Peer TSR is negative, then:

(A)	if the Company to Peers Ratio is less than 1.00, then the Peer Performance Factor shall be 50%; and

(B)	if the Company to Peers Ratio is greater than or equal to 1.00, then the Peer Performance Factor shall be 0%.
“SFR Peers” means American Homes 4 Rent, Starwood Waypoint Residential Trust and Silver Bay Realty Trust Corp. (which are three other public REITs whose primary business is to acquire, own and operate single-family residential properties). If the common stock (or common shares) of any of these companies ceases to be publicly traded during the Measurement Period or Change in Control Measurement Period, as the case may be, the Committee shall be permitted to make such adjustments, if any, as it deems necessary, in its sole discretion, to permit a calculation of SFR Peer TSR.
“SFR Peer TSR” means the average total stockholder (or shareholder) return (appreciation/depreciation of the price per share of common stock (or per common share) plus dividends paid on a share of common stock (or a common share) of the SFR Peers) during the applicable Measurement Period or Change in Control Measurement Period, as the case may be, expressed as a percentage. The calculation of SFR Peer TSR shall measure the percentage difference between (x) the average closing prices of the SFR Peers’ shares of common stock (or common shares) as reported on the national securities exchange on which they are then trading for each of the five trading days ending on the last day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and each of the five trading days beginning immediately after the last day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and (y) the average of the closing prices per share of the SFR Peers’ common stock (or common shares) as reported on the national securities exchange on which such common stock (or common shares) is then trading for each of the five trading days immediately preceding the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be, and each of the five trading days immediately following the first day of the applicable Measurement Period or Change in Control Measurement Period, as the case may be (which amount shall be adjusted appropriately to reflect any stock (or share) splits and any stock (or share) combinations of such common stock (or common shares) occurring during the applicable Measurement Period or Change in Control Measurement Period, as the case may be). The calculation of SFR Peer TSR shall assume that dividends paid on share of the SFR Peers’ common stock (or common shares) are reinvested in additional shares of common stock (or additional common shares) (“SFR Reinvested Shares”) based on the Fair Market Value on the date the dividends are paid. Dividends paid on the number of shares of the SFR Peers’ common stock (or common shares) equal to the number of SFR Reinvested Shares also shall be taken into account in the calculation of SFR Peer TSR.